                                                                   EXHIBIT 10.37
                           COLLATERAL AGENT AGREEMENT

          COLLATERAL AGENT AGREEMENT (this "Agreement") dated as of February 6, 2004, among Wachovia Bank, National Association (the "Collateral Agent") and the parties identified on SCHEDULE A hereto (each, individually, a "Lender" and collectively, the "Lenders"), who hold or have subscribed for Secured Promissory Notes in the principal amounts set forth on SCHEDULE A hereto (collectively, the "Notes") issued or to be issued by Genius Products, Inc., a Nevada corporation ("Genius").

         WHEREAS, the Lenders are making loans to Genius to be secured by certain Collateral (as defined below); and

         WHEREAS, it is desirable to provide for the orderly administration of such Collateral by requiring each Lender to appoint the Collateral Agent, and the Collateral Agent has agreed to accept such appointment and to receive, hold and deliver such Collateral, all upon the terms and subject to the conditions hereinafter set forth; and

          WHEREAS, it is desirable to allocate the enforcement of certain rights of the Lenders under the Notes for the orderly administration thereof.

          NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the parties hereto agree as follows:

          1. COLLATERAL.

              (a) Contemporaneously with the execution and delivery of this Agreement by the Collateral Agent and the Lenders, (i) the Collateral Agent has or will have entered into a Security Agreement between the Collateral Agent and Genius (the "Security Agreement"), regarding the grant of a security interest in and lien on assets owned by Genius (such assets are referred to herein as the "Collateral") to the Collateral Agent, for the benefit of the Lenders, and (ii) Genius has or will have issued the Notes to the Lenders.

              (b) For purposes solely of perfection of the security interests granted to the Collateral Agent, as agent on behalf of the Lenders, and on its own behalf under the Security Agreement, the Collateral Agent hereby acknowledges that any Collateral held by the Collateral Agent is held for the benefit of the Lenders in accordance with this Agreement and the Security Agreement. No reference to the Security Agreement or any other instrument or document shall be deemed to incorporate any term or provision thereof into this Agreement unless expressly so provided.

              (c) The Collateral Agent is to distribute in accordance with the Security Agreement any proceeds received from the Collateral which are distributable to the Lenders in proportion to their respective interests in the Obligations (as defined in the Security Agreement).

          2. APPOINTMENT OF THE COLLATERAL AGENT.

              The Lenders hereby appoint the Collateral Agent (and the Collateral Agent hereby accepts such appointment) to take any action upon the occurrence of an Event of Default (as defined in the Notes) that is not cured, including, without limitation, the application of any cash collateral received by the Collateral Agent to the payment of the Obligations and the exercise of any remedies given to the Collateral Agent pursuant to the Security Agreement that the Collateral Agent deems necessary or proper for the administration of the Collateral pursuant to the Security Agreement. Upon disposition of the Collateral in accordance with the Security Agreement, the Collateral Agent shall promptly distribute any cash or Collateral in accordance with Section 9.3 of the Security Agreement.

          3. ACTION BY THE MAJORITY IN INTEREST.

              (a) CERTAIN ACTIONS. Each of the Lenders covenants and agrees that only a Majority in Interest shall have the right, but not the obligation, to undertake the following actions (it being expressly understood that less than a Majority in Interest hereby expressly waive the following rights that they may otherwise have under the Notes, but only insofar as such waiver affects their right to receive proceeds from the Collateral):

                        (i) ACCELERATION. If an Event of Default occurs, after the expiration of any applicable grace and/or cure period, a Majority in Interest may, on behalf of all the Lenders, instruct the Collateral
Agent to provide to Genius notice to cure such default and/or declare the unpaid principal amount of the Notes to be due and payable, together with any and all accrued interest thereon and all costs payable pursuant to such Notes;

                        (ii) ENFORCEMENT. Upon the occurrence of any Event of Default after the expiration of any applicable grace and/or cure period during which such period Genius fails to cure such Event of Default, a Majority in Interest may instruct the Collateral Agent to proceed to protect, exercise and enforce against Genius, on behalf of all the Lenders, their rights and remedies under the Notes, and such other rights and remedies as are provided by law or equity;

                        (iii) WAIVER OF PAST DEFAULTS. A Majority in Interest may instruct the Collateral Agent to waive any Event of Default by written notice to Genius, and the other Lenders; and

                        (iv) AMENDMENT. A Majority in Interest may instruct the Collateral Agent to waive, amend, supplement or modify any term, condition or other provision in the Notes or Security Agreement in accordance with the terms of the Notes or Security Agreement so long as such waiver, amendment, supplement or modification is made with respect to all of the Notes and with the same force and effect with respect to each of the Notes.

              (b) PERMITTED SUBORDINATION. A Majority in Interest may instruct the Collateral Agent to agree to subordinate any Collateral to any claim and may enter into any agreement with Genius to evidence such subordination; provided, however, that subsequent to any such subordination, each Note shall remain pari passu with the other Notes held among the Lenders.

              (c) FURTHER ACTIONS. A Majority in Interest may instruct the Collateral Agent to take any action that it may take under this Agreement by instructing the Collateral Agent in writing to take such action on behalf of all the Lenders.

              (d) MAJORITY IN INTEREST. For so long as any obligations remain outstanding on the Notes, Majority in Interest shall mean Lenders who hold not less than seventy-five percent (75%) of the Obligations.

         4. POWER OF ATTORNEY.

              (a) To effectuate the terms and provisions hereof, the Lenders hereby appoint the Collateral Agent as their attorney-in-fact (and the Collateral Agent hereby accepts such appointment) for the purpose of carrying out the provisions of this Agreement including, without limitation, taking any action on behalf of, or at the instruction of, the Majority in Interest at the written direction of the Majority in Interest and executing any consent authorized pursuant to this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable (and lawful) to accomplish the purposes hereof.

              (b) All acts done under the foregoing authorization are hereby ratified and approved and neither the Collateral Agent nor any designee nor agent thereof shall be liable for any acts of commission or omission, for any error of judgment, for any mistake of fact or law except for acts of gross negligence or willful misconduct as determined by a court of competent jurisdiction.

              (c) This power of attorney, being coupled with an interest, is irrevocable while this Agreement remains in effect.

         5. EXPENSES OF THE COLLATERAL AGENT. Genius shall pay any and all costs and expenses incurred by the Collateral Agent in connection with the transactions contemplated hereby, including, without limitation, any and all costs and expenses arising from or in connection with (a) the preparation of this Agreement and all waivers, releases, discharges, satisfactions, modifications and amendments of this Agreement, (b) the administration and holding of the Collateral, (c) insurance expenses, and (d) the enforcement, protection and adjudication of the parties' rights hereunder by the Collateral Agent, including, without limitation, the reasonable disbursements, expenses and fees of the attorneys the Collateral Agent may retain, if any.

         6. RELIANCE ON DOCUMENTS AND EXPERTS. The Collateral Agent shall be entitled to rely upon any notice, consent, certificate, affidavit, statement, paper, document, writing or communication (which may be by telegram, cable, telex, telecopier, or telephone) reasonably believed by it to be genuine and to have been signed, sent or made by the proper person or persons, and upon opinions and advice of its own legal counsel, independent public accountants and other experts selected by the Collateral Agent.

         7. DUTIES OF THE COLLATERAL AGENT; STANDARD OF CARE.

              (a) The Collateral Agent's duties are only those expressly set forth in this Agreement, and the Collateral Agent hereby is authorized to perform those duties in accordance with commercially reasonable practices. The Collateral Agent shall have no duty or responsibility to (i) determine whether the Collateral is sufficient to secure Genius's liabilities under the Notes, or
(ii) inquire as to the provisions of any other agreement or instrument. The Collateral Agent may be liable only for its own gross negligence or willful misconduct, when a court of competent jurisdiction determines that the Collateral Agent has acted in such manner. The Collateral Agent may exercise or otherwise enforce any of its rights, powers, privileges, remedies and interests under this Agreement and applicable law or perform any of its duties under this Agreement by or through its officers, employees, attorneys, or agents.

              (b) The Collateral Agent shall act in good faith and with that degree of care that an ordinarily prudent person in a like position would use under similar circumstances.

              (c) Any funds held by the Collateral Agent hereunder need not be segregated from other funds except to the extent required by law. The Collateral Agent shall be under no liability for interest on any funds received by it hereunder.

              (d) The Collateral Agent may rely upon any notice, instruction, request or other instrument, not only as to its due execution, validity and effectiveness, but also as to the truth and accuracy of any information contained therein, which the Collateral Agent shall believe to be genuine and to have been signed or presented by the person or parties purporting to sign the same, including, without limitation, instructions given by letter, facsimile transmission, telegram, teletype, cablegram, or electronic media, such instructions appear on their face to have been signed, sent or presented by the proper party or parties. The Collateral Agent shall not incur any liability to anyone resulting from actions taken by the Collateral Agent in reliance in good faith on such instructions.

               (e) Notwithstanding anything contained herein to the contrary, no provision of this Agreement shall require the Collateral Agent to take any action which, in the Collateral Agent's reasonable judgment, would result in (i) any violation of this Agreement or any provision of law, or (ii) any potential liability to the Collateral Agent.

               (f) The Collateral Agent may confer with counsel of its own choice in relation to matters arising under this Agreement and shall have full and complete authorization from the other parties hereunder for any action taken or suffered by it under this Agreement or under any transaction contemplated hereby in good faith and in accordance with opinion of such counsel.

            (g) The Collateral Agent shall not be charged with knowledge or notice of any fact or circumstance not specifically set forth herein. In no event shall Collateral Agent be liable for incidental, indirect, special, consequential or punitive damages (including, but not limited to lost profits), even if the Collateral Agent has been advised of the likelihood of such loss or damage and regardless of the form of action. The Collateral Agent shall not be obligated to take any legal action or commence any proceeding in connection with the Collateral, any account in which Collateral is deposited, this Agreement, the Notes or the Security Agreement, or to appear in, prosecute or defend any such legal action or proceeding.

               (h) The Collateral Agent is authorized, in its sole discretion, to comply with orders issued or process entered by any court with respect to the Collateral, without determination by the Collateral Agent of such court's jurisdiction in the matter. If any portion of the Collateral is at any time attached, garnished or levied upon under any court order, or in case the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or enjoined by any court order, or in case any order, judgment or decree shall be made or entered by any court affecting such property or any part thereof, then and in any such event, the Collateral Agent is authorized, in its sole discretion, to rely upon and comply with any such order, writ, judgment or decree which it is advised by legal counsel selected by it is binding upon it without the need for appeal or other action; and if the Collateral Agent complies with any such order, writ, judgment or decree, it shall not be liable to any of the parties hereto or to any other person or entity by reason of such compliance even though such order, writ, judgment or decree may be subsequently reversed, modified, annulled, set aside or vacated.

               (i) The Collateral Agent shall have no obligation to monitor, ensure or enforce compliance by Genius or the Lenders with any covenant or agreement in this Agreement, the Notes, the Security Agreement or any other agreement or instrument delivered in connection herewith. Further, the Collateral Agent shall have no responsibility relative to compliance by any party with the insurance, tax or other laws or regulations of any jurisdiction.

               (j) Any reference in this Agreement to the Collateral Agent having access to the Collateral or any other fund or source for payment of fees, expenses, indemnification or other amounts required to be paid by a party hereunder shall not operate to limit the Collateral Agent's recourse to such Collateral, fund or source and, to the extent the same is not sufficient to satisfy the applicable obligation to the Collateral Agent, the same shall remain a general full recourse obligation of the applicable party to the Collateral Agent until paid in full.

              (k) Any review by the Collateral Agent of the Notes, the Security Agreement or any separate undertaking between Genius and the Lenders shall be solely for the Collateral Agent's own purposes. THE COLLATERAL AGENT HAS NO RESPONSIBILITY RELATIVE TO THE TERMS OF ANY NOTE, SECURITY AGREEMENT, OR SEPARATE UNDERTAKING, MAKES NO REPRESENTATION AS TO THE EFFECT OR ADEQUACY THEREOF AND SHALL HAVE NO OBLIGATION TO ENSURE THAT THIS AGREEMENT OR ANY ACTION RELATIVE TO THIS AGREEMENT CONFORMS THEREWITH.

         8. RESIGNATION. The Collateral Agent may resign and be discharged of its duties hereunder at any time by giving written notice of such resignation to the other parties hereto, stating the date such resignation is to take effect. Within 15 days of the giving of such notice, a successor collateral agent shall be appointed by the Majority in Interest; provided, however, that if the Lenders are unable so to agree upon a successor within such time period, the successor collateral agent may be a person designated by the Collateral Agent, and any and all fees of such successor collateral agent shall be the joint and several obligation of the Lenders. The Collateral Agent shall continue to serve until the effective date of the resignation or until its successor accepts the appointment and receives the Collateral held by the Collateral Agent but shall not be obligated to take any action hereunder. The Collateral Agent may deposit any Collateral with any court in New York that accepts such Collateral.

          9. EXCULPATION. The Collateral Agent and its officers, employees, attorneys and agents, shall not incur any liability whatsoever for the holding or delivery of documents or the taking of any other action in accordance with the terms and provisions of this Agreement, for any mistake or error in judgment, for compliance with instructions of the Majority in Interest and any applicable law or any attachment, order or other directive of any court or other authority (irrespective of any conflicting term or provision of this Agreement), or for any act or omission of any other person engaged by the Collateral Agent in connection with this Agreement, unless occasioned by the exculpated person's gross negligence or willful misconduct, when a court of competent jurisdiction determines that the exculpated party has acted in such manner; and each party hereto hereby waives any and all claims and actions whatsoever against the Collateral Agent and its officers, employees, attorneys and agents, arising out of or related directly or indirectly to any or all of the foregoing acts, omissions and circumstances.

         10. INDEMNIFICATION. The Lenders hereby agree to indemnify, reimburse and hold harmless the Collateral Agent and its directors, officers, employees, attorneys and agents, jointly and severally, from and against any and all claims, liabilities, losses and expenses that may be imposed upon, incurred by, or asserted against any of them, arising out of or related directly or indirectly to this Agreement or the Collateral, including, without limitation,
(a) any loss, liability, costs or expenses arising out of or in connection with the status of the Collateral Agent, (b) the reasonable fees and expenses of counsel of the Collateral Agent, and (iii) any circumstance relating to any insurance, tax or other laws or regulations of any jurisdiction pertaining to the Collateral or the other parties hereto, except such as are occasioned by the indemnified person's own gross negligence or willful misconduct, as determined by a court of competent jurisdiction. The Lenders hereby acknowledge that the foregoing indemnities shall survive the resignation or removal of the Collateral Agent or the termination of this Agreement [and hereby grant the Collateral Agent a lien, right of set-off and security interest in the Collateral for paying compensation to, or reimbursement or indemnification of, the Collateral Agent].

         11. MISCELLANEOUS.

              (a) RIGHTS AND REMEDIES NOT WAIVED. No act, omission or delay by the Collateral Agent shall constitute a waiver of the Collateral Agent's rights and remedies hereunder or otherwise. No single or partial waiver by the Collateral Agent of any default hereunder or right or remedy that it may have shall operate as a waiver of any other default, right or remedy or of the same default, right or remedy on a future occasion.

              (b) GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts or choice of law (or any other law that would make any substantive laws of any state other than the State of New York applicable hereto).

              (c) WAIVER OF JURY TRIAL AND SETOFF; CONSENT TO JURISDICTION; ETC.

                  (i) In any litigation in any court with respect to, in connection with, or arising out of this Agreement or any instrument or document delivered pursuant to this Agreement, or the validity, protection, interpretation, collection or enforcement hereof or thereof, or any other claim or dispute howsoever arising, between the Collateral Agent and the Lenders or any Lender, then each Lender, to the fullest extent it may legally do so, (i) waives the right to interpose any setoff, recoupment, counterclaim or cross-claim in connection with any such litigation, irrespective of the nature of such setoff, recoupment, counterclaim or cross-claim, unless such setoff, recoupment, counterclaim or cross-claim could not, by reason of any applicable federal or state procedural laws, be interposed, pleaded or alleged in any other action; and (ii) WAIVES TRIAL BY JURY IN CONNECTION WITH ANY SUCH LITIGATION AND ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. EACH LENDER AGREES THAT THIS SECTION 11(c) IS A SPECIFIC AND MATERIAL ASPECT OF THIS AGREEMENT AND ACKNOWLEDGE THAT THE COLLATERAL AGENT WOULD NOT ENTER THIS AGREEMENT IF THIS SECTION 11(c) WERE NOT PART OF THIS AGREEMENT.

                  (ii) Each Lender irrevocably consents to the exclusive jurisdiction of any State or Federal Court located within the County of New York, State of New York, in connection with any action or proceeding arising out of or relating to this Agreement or any document or instrument delivered pursuant to this Agreement or otherwise. In any such litigation, each Lender waives, to the fullest extent it may effectively do so, personal service of any summons, complaint or other process and agree that the service thereof may be made by certified or registered mail directed to such Lender at its address for notice determined in accordance with Section 11(e) hereof. Each Lender hereby waives, to the fullest extent it may effectively do so, the defenses of forum non conveniens and improper venue.

              (d) ADMISSIBILITY OF THIS AGREEMENT. Each of the Lenders agrees that any copy of this Agreement signed by it and transmitted by telecopier for delivery to the Collateral Agent shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence.

              (e) ADDRESS FOR NOTICES. Any notice or other communication under the provisions of this Agreement shall be given in writing and delivered in person, by reputable overnight courier or delivery service, by facsimile machine (receipt confirmed) with a copy sent by first class mail on the date of transmissions, or by registered or certified mail, return receipt requested, directed to its addresses set forth below (or to any new address of which any party hereto shall have informed the others by the giving of notice in the manner provided herein):

              In the case of the Collateral Agent, to it at:

              Wachovia Bank, National Association
              1426 Main St., 17th Floor
              Mail Code SC 8358
              Columbia, SC 29201
              Phone:  (803) 765-3585
              Fax: (803) 765-3588
              Attention:  Toni B. Shumpert

              In the case of the Lenders, to the addresses and fax numbers set forth on SCHEDULE A hereto.

              In the case of Genius, to:

              Genius Products, Inc.
              11250 El Camino Real, Suite 100
              San Diego, CA 92130
              Phone: (858) 793-8840
              Fax:  (858) 793-8842
              Attn:  Klaus Moeller, CEO

              (f) AMENDMENTS AND MODIFICATION; ADDITIONAL LENDER. No provision hereof shall be modified, altered, waived or limited except by written instrument expressly referring to this Agreement and to such provision, and executed by the parties hereto. Any transferee of a Note who acquires a Note after the date hereof will become a party hereto by signing the signature page and sending an executed copy of this Agreement to the Collateral Agent.

              (g) FEE. Upon the occurrence of an Event of Default the Collateral Agent will charge an hourly rate for performing extraordinary services in addition to the services covered by its Administration Fee. The Lenders collectively shall pay the Collateral Agent the sum of $2,000 to apply against hourly rates as published in the Fee Section of the Collateral Agent's Bond Administration Policy at the time the default. All payments due to the

Collateral Agent under this Agreement including reimbursements must be paid when billed. The Collateral Agent may refuse to act on behalf of or make a distribution to any Lender who is not current in payments to the Collateral Agent. Payments required pursuant to this Agreement shall be pari passu to the Lenders' interests in the Notes. The Collateral Agent is hereby authorized to deduct any sums due the Collateral Agent from Collateral in the Collateral Agent's possession.

              (h) COUNTERPARTS. This Agreement may be executed by the parties hereto individually or in any combination, in one or more counterparts, and by facsimile signature and transmission, each of which shall be an original and all of which shall together constitute one and the same agreement.

              (i) SUCCESSORS AND ASSIGNS. Whenever in this Agreement reference is made to any party, such reference shall be deemed to include the successors, assigns, heirs and legal representatives of such party. Subject to the assignment provisions set forth in Section 4.4 of the Notes, Lenders may transfer any rights under this Agreement so long as the transferee agrees to be bound by, and comply with all of the terms and provisions of this Agreement, as if an original signatory hereto on the date hereof. Subject to the resignation provisions set forth in Section 8 above, Collateral Agent and Genius may not transfer any rights under this Agreement.

              (j) CAPTIONS; CERTAIN DEFINITIONS. The captions of the various sections and paragraphs of this Agreement have been inserted only for the purposes of convenience; such captions are not a part of this Agreement and shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions of this Agreement. As used in this Agreement the term "person" shall mean and include an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization and a government or any department or agency thereof.

               (k) SEVERABILITY. In the event that any term or provision of this Agreement shall be finally determined to be superseded, invalid, illegal or otherwise unenforceable pursuant to applicable law by an authority having jurisdiction and venue, that determination shall not impair or otherwise affect the validity, legality or enforceability (i) by or before that authority of the remaining terms and provisions of this Agreement, which shall be enforced as if the unenforceable term or provision were deleted, or (ii) by or before any other authority of any of the terms and provisions of this Agreement.

              (l) ENTIRE AGREEMENT. This Agreement contains the entire agreement of the parties and supersedes all other agreements and understandings, oral or written, with respect to the matters contained herein.

              (m) SCHEDULES. The Collateral Agent is authorized to annex hereto any schedules referred to herein.

            IN WITNESS WHEREOF, the parties hereto have caused this Collateral Agent Agreement to be signed, by their respective duly authorized officers or directly, as of the date first written above.

WACHOVIA BANK, NATIONAL ASSOCIATION - "THE COLLATERAL AGENT"

By:
     -------------------------------------------------------------------

Its:
       -----------------------------------------

                                                             - "LENDER"
------------------------------------------------------------

By:
    --------------------------------------------------------------------

Its:
      ------------------------------------------

                                                             - "LENDER"
------------------------------------------------------------

By:
    --------------------------------------------------------------------

Its:
      ------------------------------------------

                                                             - "LENDER"
------------------------------------------------------------

By:
    --------------------------------------------------------------------

Its:
      ------------------------------------------

                                                             - "LENDER"
------------------------------------------------------------

By:
    --------------------------------------------------------------------

Its:
      ------------------------------------------

GENIUS PRODUCTS, INC.,
a Nevada corporation

By:
    --------------------------------------------------------------------
       Klaus Moeller
Its:  Chief Executive Officer

                     COLLATERAL AGENT AGREEMENT - SCHEDULE A

LENDERS                                            PRINCIPAL AMOUNT OF
                                                   SECURED PROMISSORY NOTES

[Name                                              $
                                                    -----------------------
Address
Phone/Fax]

[Name                                              $
                                                    -----------------------
Address
Phone/Fax]

[Name                                              $
                                                    -----------------------
Address
Phone/Fax]

[Name                                              $
                                                    -----------------------
Address
Phone/Fax]

[Name                                              $
                                                    -----------------------
Address
Phone/Fax]

[Name                                              $
                                                    -----------------------
Address
Phone/Fax]

[Name                                              $
                                                    -----------------------
Address
Phone/Fax]

[Name                                              $
                                                    -----------------------
Address
Phone/Fax]